UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 28, 2021

Hilton Grand Vacations Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37794	81-2545345
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6355 MetroWest Boulevard, Suite 180 Orlando, Florida	32835
(Address of principal executive offices)	(Zip Code)

(407) 613-3100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	HGV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Hilton Grand Vacations Inc. (“HGV” or the “Company”) held a special meeting of stockholders (the “special meeting”) on July 28, 2021 to consider and vote on, among other things, the proposal to issue shares of HGV common stock to Diamond (as defined below) stockholders (the “stock issuance proposal”) under the previously announced Agreement and Plan of Merger, dated as of March 10, 2021, by and among HGV, Hilton Grand Vacations Borrower LLC, a Delaware limited liability company and a wholly-owned subsidiary of HGV (“HGV Borrower”), Dakota Holdings, Inc., a Delaware corporation (“Diamond”) that is controlled by investment funds and vehicles managed by affiliates of Apollo Global Management, Inc. (together with its consolidated subsidiaries, “Apollo”), and the stockholders of Diamond, pursuant to which Diamond would merge with and into HGV Borrower (the “Merger”).

Of the 85,718,663 shares of HGV common stock outstanding and entitled to vote as of the close of business on June 1, 2021, the record date for the special meeting, 73,359,704 shares were present in person or represented by proxy at the meeting, or approximately 85.6% of the total outstanding shares of HGV common stock, which was sufficient to constitute a quorum. The final results of voting for the matters submitted to a vote of stockholders at the meeting are as follows:

Proposal 1 — Approval of Issuance of HGV Common Stock

HGV’s stockholders approved a proposal to issue shares of HGV common stock to Diamond stockholders in connection with the Merger. There were 70,107,554 votes FOR the stock issuance proposal, 3,246,148 votes AGAINST the stock issuance proposal, 6,002 abstentions and 0 broker non-votes.

Proposal 2 — Approval of Certain Compensation Proposal

HGV’s stockholders approved a proposal approving, on an advisory (non-binding) basis, the merger-related named executive officer compensation that will or may be paid to HGV’s named executive officers in connection with the Merger (the “compensation proposal”), as more fully described in the proxy statement related to the special meeting. There were 69,398,043 votes FOR the compensation proposal, 3,922,781 votes AGAINST the compensation proposal, 38,880 abstentions and 0 broker non-votes.

The proposal to approve the adjournment of the special meeting to solicit additional proxies, if necessary, was also approved, but rendered moot because there were sufficient votes for the approval of stock issuance proposal.

Item 8.01	Other Events.

On July 28, 2021, and in connection with the special meeting described above, HGV, Diamond and Apollo issued a joint press release announcing the results of such special meeting of stockholders. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

Exhibit 99.1	Press Release, dated July 28, 2021.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Exchange Act. Forward-looking statements convey management’s expectations as to the Company’s future, and are based on management’s beliefs, expectations, assumptions and such plans, estimates, projections and other information available to management at the time the Company makes such statements. Forward-looking statements include all statements that are not historical facts, including those related to the proposed Merger and the Company’s revenues, earnings, cash flow and operations, and may be identified by terminology such as the words “outlook,” “believe,” “expect,” “potential,” “goal,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “projects,” predicts,” “intends,” “plans,” “estimates,” “anticipates” “future,” “guidance,” “target,” or the negative version of these words or other comparable words.

The Company cautions you that forward-looking statements involve known and unknown risks, uncertainties and other factors, including those that are beyond the Company’s control, that may cause its actual results, performance or achievements to be materially different from the future results. Factors that could cause the Company’s actual results to differ materially from those contemplated by its forward-looking statements include: the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the inability to complete the proposed Merger due to the failure to satisfy other conditions to completion of the proposed Merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; risks related to disruption of management’s attention from the Company’s ongoing business operations due to the transaction; the effect of the announcement of the proposed Merger on the Company’s relationships, operating results and business generally; the risk that the proposed Merger will not be consummated in a timely manner; exceeding the expected costs of the Merger; the material impact of the COVID-19 pandemic on the Company’s business, operating results, and financial condition; the extent and duration of the impact of the COVID-19 pandemic on global economic conditions; the Company’s ability to meet its liquidity needs; risks related to the Company’s indebtedness; inherent business risks, market trends and competition within the timeshare and hospitality industries; the Company’s ability to successfully source inventory and market, sell and finance VOIs; default rates on the Company’s financing receivables; the reputation of and the Company’s ability to access Hilton Worldwide Holdings Inc.’s (“Hilton”) brands and programs, including the risk of a breach or termination of the Company’s license agreement with Hilton; compliance with and changes to United States and global laws and regulations, including those related to anti-corruption and privacy; risks related to the Company’s acquisitions, joint ventures, and other partnerships; the Company’s dependence on third-party development activities to secure just-in-time inventory; the performance of the Company’s information technology systems and its ability to maintain data security; regulatory proceedings or litigation; adequacy of the Company’s workforce to meet its business and operation needs; the Company’s ability to attract and retain key executives and employees with skills and capacity to meet its needs; and natural disasters or adverse geo-political conditions. Any one or more of the foregoing factors could adversely impact the Company’s operations, revenue, operating margins, financial condition and/or credit rating.

For a more detailed discussion of these factors, see the information under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 1, 2021, and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 and filed with the SEC on April 29, 2021, which may be updated from time to time in the Company’s annual reports, quarterly reports, current reports and other filings the Company makes with the SEC.

The Company’s forward-looking statements speak only as of the date of this communication or as of the date they are made. The Company disclaims any intent or obligation to update any “forward looking statement” made in this communication to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILTON GRAND VACATIONS INC.

By:	/s/ Charles R. Corbin
Charles R. Corbin
Executive Vice President, General Counsel and Secretary

Date: July 28, 2021